SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                          DATE OF REPORT: JULY 31, 2002
                        (Date of earliest event reported)



                            FRONT PORCH DIGITAL INC.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)



             333-16031                                86-0793960
       (Commission File No.)                      (I.R.S. Employer
                                                 Identification No.)


                                20000 HORIZON WAY
                                    SUITE 120
                          MT. LAUREL, NEW JERSEY 08054
               (Address of principal executive offices; zip code)

                                 (856) 439-9950
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if changed Since Last Report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 31, 2002, Front Porch Digital Inc., a Nevada corporation (the "Company"), acquired all the outstanding shares of capital stock (the "Shares") of ManagedStorage International France, a French SOCIETE PAR ACTIONS SIMPLIFEE (the "MSI France"), and certain assets of ManagedStorage International, Inc., a Delaware corporation ("ManagedStorage"), pursuant to a Stock and Asset Purchase Agreement dated as of July 31, 2002 (the "Purchase Agreement"), between the Company and ManagedStorage. The consideration paid by the Company pursuant to the Purchase Agreement consisted of (a) 5,000,000 shares of common stock, par value $.001 per share, of the Company (the "Company Common Stock"); (ii) a warrant for the purchase of up to 1,750,000 shares of Company Common Stock at a price of $2.00 per share, exercisable immediately and expiring on July 31, 2012; and (iii) a warrant for the purchase of up to 1,750,000 shares of Company Common Stock at a price of $4.00 per share, exercisable immediately and expiring on July 31, 2012. In addition, the Company agreed to issue and deliver up to 2,500,000 additional shares of Company Common Stock pursuant to the terms of an earn-out as more fully described in Section 1.3(b) of the Purchase Agreement.

         Pursuant to the terms of the Purchase Agreement, the Company acquired from ManagedStorage (i) all of the issued and outstanding shares of capital stock of MSI France and (ii) certain software and related intellectual property rights, including DIVArchive, a software solution designed to assist media, entertainment and medical companies in the preservation, management and accessing of digital content consisting of large digital data files.

         DIVArchive is an advanced digital content management and archiving software that is integrateable with a variety of broadcast and medical systems, including archive systems for medical PACS vendors, such as Kodak. Numerous global entertainment companies and broadcast facilities currently utilize DIVArchive, including newsrooms, centralized broadcast operations, show business channels, television stations and sports event broadcasters.

         DIVArchive enables video servers and asset management systems to archive to a common storage. The Company's VAST workflow automation and transcoding software adds searchability and format independence, considerably enhancing the value of shared storage. The Company's architecture features its single capture, multi-repurpose process that simplifies digital content archiving. By using DIVArchive, broadcasters and cable multiple systems operators (MSOs) will be able to treat their shared storage as a shared archive, completing the transition from a videotape based production and distribution to a more efficient data and server based environment.

         The Company believes DIVArchive will significantly strengthen its software and service offerings to the medical community as well. DIVArchive integrates with newer patient record systems while the Company's DICOM Data Mover facilitates the automated migration of these records. The combination of these technologies delivers a complete data migration and content management solution to medical facilities that will allow them to quickly and easily adopt a more comprehensive and powerful records archive system that complies with the new HIPAA legislation.

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         MSI France (which the Company intends to re-name "Front Porch Digital
International S.A.S.") sells, licenses, customizes, installs and services DIVArchive, and currently services over 30 installations of DIVArchive for its top-tier global clients. MSI France is headquartered in Toulouse, France and has over 25 full-time employees. For the first six months of 2002, MSI France had revenues from the sale of DIVArchive and related hardware of approximately $1,500,000. At August 1, 2002, MSI France had positive working capital of approximately $700,000.

         Pursuant to the Purchase Agreement, ManagedStorage entered into a Lock-Up Agreement with the Company whereby, subject to certain exceptions, ManagedStorage agreed not sell, assign, transfer, pledge or otherwise dispose of any Company Common Stock owned or acquired by it or any interest therein prior to July 31, 2003, except as expressly permitted by the Lock-Up Agreement.

         In connection with the transaction, ManagedStorage was granted certain demand registration rights with respect to the shares of Company Common Stock acquired by ManagedStorage pursuant to the terms of the Purchase Agreement.


ITEM 5.  OTHER INFORMATION

         On August 2, 2002, each of Thomas P. Sweeney III, Chief Executive Officer of ManagedStorage, and Paul McKnight, Chief Financial Officer of ManagedStorage, was elected to the Board of Directors of the Company to fill vacancies on the Board. Mr. Sweeney was also elected Chairman of the Board of Directors of the Company and Mr. McKnight was also appointed Chief Financial Officer of the Company.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Financial statements, if any, required by this item will be filed by amendment within sixty (60) days from the date hereof.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Pro forma financial information, if any, required by this item will be filed by amendment within sixty (60) days from the date hereof.

         (c)      The Company hereby furnishes the following exhibits:

                  10.1 Stock and Asset Purchase Agreement dated as of July 31, 2002 between the Company and ManagedStorage.

                  10.2 Registration Rights Agreement dated as of July 31, 2002 between the Company and ManagedStorage.



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                  10.3     Lock-Up Agreement dated as of July 31, 2002 between
                           the Company and ManagedStorage.

                  10.4 Warrant dated July 31, 2002 to purchase up to 1,7500,000 shares of Company Common Stock at an exercise price of $2.00 per share.

                  10.5 Warrant dated July 31, 2002 to purchase up to 1,750,000 shares of Company Common Stock at $4.00 per share.

                  99.1 Joint Press Release dated August 1, 2002 issued by the Company and ManagedStorage.

                  99.2     Press Release dated August 7, 2002 issued by the
                           Company.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 12, 2002

                                             FRONT PORCH DIGITAL INC.
                                                   (Registrant)

                                             By:  /s/ Don Maggi
                                                 -------------------------------
                                             Name: Don Maggi
                                             Title:   Chief Executive Officer






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